UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2011

Marshall Edwards, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 101, San Diego, California 92130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 792-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 18, 2011, the Audit Committee of the Board of Directors of Marshall Edwards, Inc. (the “Company”) engaged BDO USA, LLP (“BDO USA”) as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending June 30, 2011, effective as of that date. The Audit Committee approved the appointment of BDO USA to replace BDO Audit (NSW-VIC) Pty Ltd (formerly BDO Kendalls Audit & Assurance (NSW-VIC) Pty Limited)(“BDO Audit”), the Company’s previous independent registered public accounting firm, which resigned concurrently with the appointment of BDO USA effective January 18, 2011.

The concurrent engagement of BDO USA as the Company’s independent registered public accounting firm and resignation of BDO Audit resulted from the relocation of the Company’s principal executive offices and the Company’s management to the United States from Sydney, Australia. Each of BDO USA and BDO Audit are member firms of BDO International.

The audit reports of BDO Audit on the Company’s balance sheets as of June 30, 2010 and June 30, 2009 and the related statements of operations, stockholders’ equity and cash flows for each of the years in the three year periods ended June 30, 2010 and June 30, 2009, and for the period from December 1, 2000 (inception) through June 30, 2010, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended June 30, 2010 and June 30, 2009 and the interim period from July 1, 2010 through January 18, 2011, there were no disagreements between the Company and BDO Audit on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO Audit, would have caused BDO Audit to make reference to the subject matter of the disagreement in connection with its reports on the Company’s balance sheets as of June 30, 2010 and June 30, 2009 and the related statements of operations, stockholders’ equity and cash flows for each of the years in the three year periods ended June 30, 2010 and June 30, 2009, and for the period from December 1, 2000 (inception) through June 30, 2010.

During the fiscal years ended June 30, 2010 and June 30, 2009 and the interim period from July 1, 2010 through January 18, 2011, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the above disclosures to BDO Audit and requested that BDO Audit furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter, dated January 18, 2011, is filed as Exhibit 16.1 to this Form 8-K.

Prior to the engagement of BDO USA, neither the Company nor anyone on behalf of the Company consulted with BDO USA during the fiscal years ended June 30, 2010 and June 30, 2009 and the interim period from July 1, 2010 through January 18, 2011, with respect to either: (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by BDO USA to the Company that BDO USA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) any matter that was the subject of either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

16.1	Letter, dated January 18, 2011, from BDO Audit (NSW-VIC) Pty Ltd (formerly BDO Kendalls Audit & Assurance (NSW-VIC) Pty Limited)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.

By:	/s/ Daniel P. Gold
Daniel P. Gold
Chief Executive Officer

Dated: January 19, 2011

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter, dated January 18, 2011, from BDO Audit (NSW-VIC) Pty Ltd (formerly BDO Kendalls Audit & Assurance (NSW-VIC) Pty Limited)